UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 14, 2007

CONTINENTAL RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Oklahoma

(State or other jurisdiction of incorporation)

1-32886	73-0767549
(Commission File Number)	(IRS Employer Identification No.)

302 N. Independence	73701
(Address of principal executive offices)	(Zip Code)

(580) 233-8955

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 14, 2007, Continental Resources, Inc. (the “Company”), together with the Revocable Inter Vivos Trust of Harold G. Hamm (the “Selling Shareholder”) and Harold G. Hamm, entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., UBS Securities LLC, Deutsche Bank Securities Inc. and Raymond James & Associates, Inc. (collectively, the “Underwriters”) providing for the offer and sale in a firm commitment underwritten offering of an aggregate of 29,500,000 shares of the Company’s common stock, par value $.01 per share, including 8,850,000 shares issued and sold by the Company and 20,650,000 shares sold by the Selling Shareholder at a price of $15.00 per share ($14.10 per share, net of underwriting discount). On May 18, 2007, the Company completed its initial public offering of 29,500,000 shares of common stock pursuant to the Underwriting Agreement.

In the Underwriting Agreement, the Company agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933 or to contribute to payments the Underwriters may be required to make because of any of those liabilities. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On May 14, 2007, the Partnership announced that it had priced its initial public offering of 29,500,000 shares of common stock. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated May 14, 2007, among Continental Resources, Inc., Revocable Inter Vivos Trust of Harold G. Hamm, Harold G. Hamm and J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., UBS Securities LLC, Deutsche Bank Securities Inc. and Raymond James & Associates, Inc.

99.1	Press Release dated May 14, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTINENTAL RESOURCES, INC.
(Registrant)
Dated: May 18, 2007
	By:	/s/ John D. Hart
John D. Hart
Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated May 14, 2007, among Continental Resources, Inc., Revocable Inter Vivos Trust of Harold G. Hamm, Harold G. Hamm and J.P. Morgan Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., UBS Securities LLC, Deutsche Bank Securities Inc. and Raymond James & Associates, Inc.

99.1	Press Release dated May 14, 2007.